SEGALL BRYANT & HAMILL
                                  MID CAP FUND



                                   PROSPECTUS

                                 August 29, 2003



           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.




                       Segall Bryant & Hamill Mid Cap Fund


                        10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606
                                  www.sbhic.com

                Shareholder Services: (toll-free) 1-877-829-8413





                                TABLE OF CONTENTS


An Overview of the Fund........................................................4


Performance of the Fund........................................................6


Fees and Expenses of the Fund..................................................7


Management of the Fund.........................................................8


Account Information............................................................9


Distribution of Fund Shares....................................................9


How to Invest.................................................................10


Distributions and Taxes.......................................................15


Financial Highlights..........................................................16

Privacy Notice.................................................Inside Back Cover

For More Information..................................................Back Cover

More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.




                                   Prospectus

                                 August 29, 2003




                             AN OVERVIEW OF THE FUND


What are the        The Segall  Bryant & Hamill Mid Cap Fund (the "Fund")  seeks
Fund's              as its primary investment objective the growth of capital by
investment          investing in  medium-capitalization  ("mid-cap")  companies.
objectives?         Its secondary  objective is to provide current  income.  The objectives of the Fund may be changed only with shareholder approval.



What are the        The Fund  invests  at least 80% of its  assets in the common
Fund's principal    stocks  of  domestic  companies  whose  shares  have a stock
investment          market value ("market capitalization") of between $1 billion
strategies?         and $15 billion.

                    The Advisor uses "bottom up" fundamental research to identify attractively-priced companies with strong or improving return on investment whose profitability is reasonably expected to lead to an increase in the company's security price. In addition, the Advisor purchases securities of companies that it considers to be under-valued and that have attractive long-term prospects. The Advisor looks for companies that are dominant in their industry, have a high return on capital, a growth record that is 50% greater than projected earnings of the Russell Midcap Index and a sustainable operating advantage over their competition.


                    The Fund may invest up to 20% of its total assets in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depository receipts, purchase and sell foreign currency on a spot or cash basis and enter into forward currency contracts.


                    The Advisor may choose to sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. The Fund may trade its investments frequently in trying to achieve its investment goal resulting in a high portfolio turnover rate.

What are the        You may lose money by investing in the Fund. Other principal principal risks of  risks you should consider include:
investing in
the Fund?           Market Decline. A company's stock price or the overall stock market may experience a sudden decline.

                    Market  Fluctuation.   Because  mid-cap  stocks  trade  less
                    frequently and in more limited volume, mid-cap stock prices may fluctuate more than large-cap stocks.

                    Medium-sized Company. Generally, medium-sized companies may have more potential for growth than larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a medium-sized company's stocks, it may have to sell at a lower price than its investment advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time. The Fund's Advisor tries to minimize this risk by investing in stocks that are more readily bought and sold.

                    Foreign Risks. Foreign investing poses additional risks such as currency fluctuation and political instability. Political, social and economic events as well as natural disasters may all impact a country's economy and cause investments in issues located in that country to decline in value. Additionally, the value of foreign securities could increase or decrease due to variations in the buying power of U.S. and foreign currencies.

                    Temporary Defensive Investments. At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents such as certificates of deposit, bankers' acceptances, time deposits, commercial paper, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objectives. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.



Who may want to     The Fund is intended for investors who:
invest in the
Fund?
                    o    Are  willing to hold their  shares for a long period of
                         time (e.g., in preparation for retirement);

                    o    Are   diversifying   their   investment   portfolio  by
                         investing in a mutual fund that concentrates in mid-cap companies; and/or

                    o    Are  willing  to  accept  higher   short-term  risk  in
                         exchange for a higher potential for long-term total return.

                             PERFORMANCE OF THE FUND


The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund's performance has varied from year to year. The table illustrates the Fund's average annual total return over time compared with a broad-based market index. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


Calendar Year Total Return*

2000:    20.58%
2001:    -7.55%
2002:   -20.02%




* The Fund's year-to-date return as of June 30, 2003 was 12.26%. The performance figurefrom April 1, 1999, the Fund's inception date, through December 31, 1999 of 11.57% is not depicted because it does not represent a full calendar year.

During the period shown in the bar chart, the Fund's highest quarterly return was 15.58% for the quarter ended December 31, 2001 and the lowest quarterly return was -17.66% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2002


                                                               Since Inception
                                                 One Year       (4/1/99)
Segall Bryant & Hamill Mid Cap Fund

     Return Before Taxes                          -20.02%         -0.14%
     Return After Taxes on Distributions (1)      -20.02%         -1.94%
     Return After Taxes on Distributions
       and Sale of Fund Shares (1), (2)           -12.29%         -0.39%
Russell Mid Cap Index (3)                         -16.19%          0.33%
Lipper Mid Cap Core Fund Index (4)                -17.37%          3.17%


(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain figures because when capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.

(3) The Russell Mid Cap Index measures the performance of the 800 smallest companies contained within the largest 1,000 companies of the Russell 3000 Index, an Index which represents approximately 98% of the investable U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

(4) The Lipper Mid Cap Core Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. The funds in this Index have a similar investment objective as the Fund. Lipper rankings are based on total returns, including the reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.


                          FEES AND EXPENSES OF THE FUND


The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fees and expenses represented are: shareholder transaction fees (such as sales loads) and annual operating expenses (such as investment advisory fees). The Fund is a no-load mutual fund that has no shareholder transaction expenses.


Shareholder Fees
(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed) (1)         1.00%


Maximum sales charge (load) imposed on purchases                None
Maximum deferred sales charge load                              None
Maximum sales load on reinvested dividends                      None
Total annual fund operating expenses
(expenses are deducted from Fund assets)



Investment Advisory Fees ....................................   0.75%
Distribution (12b-1) Fees ...................................   0.25%
Other Expenses ..............................................   1.31%
                                                               ------
Total Annual Fund Operating Expenses ........................   2.31%
   Fee Reduction and/or Expense Reimbursements(2) ...........  (0.91%)
                                                               ------
Net Annual Fund Operating Expenses ..........................   1.40%
                                                               ======


(1) The Redemption Fee applies only to those shares purchased at net asset value and that have been held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(2) The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund until such contractual arrangement is terminated by the Board of Trustees, to ensure the Fund's Net Annual Fund Operating Expenses will not exceed 1.40%. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Board of Trustees may terminate this expense reimbursement arrangement at any time. Without the fee waiver, the Annual Fund Operating Expense would have been 2.31%.



Example


This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. It is based on the net annual fund operating expenses shown above and it assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 One Year .............................$.....143
                 Three Years ..........................$.....443
                 Five Years ...........................$.....766
                 Ten Years ............................$...1,680


                             MANAGEMENT OF THE FUND

The Investment Advisor


The registered investment advisor of the Fund is Segall Bryant & Hamill, 10 South Wacker Drive, Suite 2150, Chicago, Illinois 60606. The Advisor has provided asset management services to individual and institutional investors since 1994. As of June 30, 2003, the Advisor managed approximately $3.2 billion in assets. The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee equal to 0.75% of its average daily net assets. For the fiscal year ended April 30, 2003, the Advisor did not receive an advisory fee.


Portfolio Manager

Mr. David Kalis is principally responsible for the portfolio management of the Fund. Mr. Kalis has served as portfolio manager of the Fund since April 1, 1999, the Fund's inception date. Prior to becoming portfolio manager of the Fund, Mr. Kalis managed the mid-cap accounts used in the Advisor's composites since 1996. Prior to joining the Advisor in 1996, Mr. Kalis served as an analyst and portfolio manager at Cole Taylor Investment Management since 1994.

                               ACCOUNT INFORMATION

How the Fund's Shares are Priced

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets of the Fund, subtracting the liabilities and dividing the net amount by the number of outstanding shares. In calculating the NAV, the Fund's securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at their fair market value determined in good faith by or under the supervision of the Board of Trustees of the Advisors Series Trust.

When the Fund's Shares are Purchased

The NAV is calculated after the close of trading on the New York Stock Exchange ("NYSE"), every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. If the Fund receives your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV calculated after receipt of your order. For further information, please see the section, "How to Invest" and the SAI.


                           DISTRIBUTION OF FUND SHARES

Distributor

Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as distributor and principal underwriter for the shares of the Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.


Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Fund to pay for the sale and distribution of its shares at an annual rate of 0.25% of the Fund's average annual net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

                                  HOW TO INVEST

Opening a New Account


You may purchase shares of the Fund by mail, by wire or through your investment broker. An Account Application accompanies this Prospectus. Please use the Account Application when purchasing by mail or wire. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "Segall Bryant & Hamill Mid Cap Fund." The Fund will not accept payment in cash, including cashier's check or money order. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, travelers' checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund does not issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part. If you have any questions or need further information about how to purchase shares, you may call the Transfer Agent toll-free at 1-877-829-8413. A Fund Prospectus and Account Application are also available on the Internet at www.sbhic.com.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's Transfer Agent at 1-877-829-8413 if you need additional assistance when completing your application.


Purchasing Shares by Mail

Please complete the attached Account Application and mail it with a personal check, payable to the Segall Bryant & Hamill Mid Cap Fund to the Transfer Agent, U.S. Bancorp Fund Services, LLC at the following address:

     FOR REGULAR MAIL DELIVERY
     Segall Bryant & Hamill Mid Cap Fund
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY
     c/o U.S. Bancorp Fund Services, LLC
     615 E. Michigan Street, 3rd Floor
     Milwaukee, WI 53202-5207


Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.


Purchasing Shares by Wire


If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight delivery your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Your bank must include the name of the Fund you are purchasing and your name and account number so that monies can be correctly applied. If you send your purchase by wire without the account number, your order will be delayed. Your bank should transmit immediately available funds by wire to:

     U.S. Bank, National Association
     ABA Routing Number 042000013
     For credit to: U.S. Bancorp Fund Services, LLC
     DDA #112-952-137
     For further credit to Segall Bryant & Hamill Mid Cap Fund
     [shareholder name and account number]


Purchasing Through an Investment Broker

You may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus. Please contact your Broker to see if they are an approved broker of the Fund and for additional information.

Minimum Investments

Your initial purchase must be at least $1,000. However, if you are purchasing shares through an Individual Retirement Account ("IRA"), or you are starting an Automatic Investing Plan, as described below, your initial purchase must be at least $250. Exceptions may be made at the Fund's discretion.

Additional Investments

Additional purchases may be made for $100 or more. Exceptions may be made at the Fund's discretion. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the address listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above under the headings, "Purchasing Shares by Wire" or "Purchasing Shares Through an Investment Broker."

Minimum Account Balance


Due to the relatively high cost of managing small accounts, if the value of your account falls below $500, the Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. The Board of Trustees believes this policy to be in the best interest of all shareholders.


Automatic Investment Plan


You may make regular monthly investments in the Fund using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a predetermined amount (not less than $100). When the Transfer Agent receives the transfer, it will invest the amount in additional shares of the Fund at the next calculated NAV. You may request an Application for the Automatic Investment Plan by calling the Transfer Agent toll-free at 1-877-829-8413. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Transfer Agent.


Selling Your Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

Selling Your Shares by Mail

You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:

     Segall Bryant & Hamill Mid Cap Fund
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

Payment of your redemption proceeds will normally be made promptly, but no later than seven days after the receipt of a written request that meets the requirements described above. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check, the Fund may delay payment of your redemption proceeds for up to 15 days from purchase or until your check has cleared, whichever occurs first.

If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payment of proceeds for up to seven days as permitted by federal securities laws.

Selling Your Shares by Telephone


If you completed the "Redemption by Telephone" section of the Fund's Account Application, you may sell your shares by calling the Transfer Agent toll-free at 1-877-829-8413. Your redemption will be processed according to your instructions, on the next business day to the bank account you designated on your Account Application. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for retirement accounts.


The Fund and the Transfer Agent will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund and the Transfer Agent may be liable for losses from unauthorized or fraudulent telephone transactions only if these procedures are not followed.

You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not an authorization). The Fund may modify or terminate your telephone privileges after giving you 60 days' notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing. The Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

Automatic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in the minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 for you to be eligible to participate in this Program. This program may be terminated at any time by the Fund. You may also terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Redemption Fee

The Fund assesses a 1.00% redemption fee on shares purchased and held for less than sixty (60) days. The Fund is intended for long-term investors and short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all the shareholders. This fee is being paid to the Fund to help offset transaction costs and administrative expenses. The Fund reserves the right to lower or waive the amount of this fee.


Redemption In Kind

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


Other Policies



The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding.


                             DISTRIBUTIONS AND TAXES


Dividends and Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Unless you invest through a tax-advantaged account, you may owe taxes on the dividends and distributions. All distributions will be invested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

Taxes


The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. You are responsible for any tax liabilities generated by your transaction. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.


By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding or if the IRS instructs the Fund to do so.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, for the years ended April 30, 2000, 2001, 2002 and 2003, and by other independent accountants for the period ended April 30, 1999. PricewaterhouseCoopers LLP's report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Tait, Weller & Baker has been retained as independent accountants for the fiscal year ending April 30, 2004.


For a share outstanding throughout each period


----------------------------------------- ---------- ------- --------- -------- ----------
                                                                                April 1,
                                                                                  1999*
                                                                                 through
                                                     Year ended April 30,        April 30,
                                             2003     2002     2001     2000      1999
----------------------------------------- ---------- ------- --------- -------- ----------

Net asset value, beginning
of period ..............................    $12.14   $13.23    $14.37   $13.14   $12.49
                                            ------   ------    ------   ------   ------
Income from investment operations:
Net investment loss ....................    (0.08)    (0.08)    (0.09)   (0.11)      --
Net realized and unrealized gain/(loss)
on investments .........................    (1.94)    (0.46)     1.25     1.99     0.65
                                            ------   ------    ------   ------   ------
Total from investment operations .......    (2.02)    (0.54)     1.16     1.88     0.65
                                            ------   ------    ------   ------   ------

Less distributions:
Dividends from net realized gain .......       --     (0.55)    (2.30)   (0.65)      --
                                            ------   ------    ------   ------   ------

Net asset value, end of period .........   $10.12    $12.14    $13.23   $14.37   $13.14
                                            ======   ======    ======   ======   ======

Total return ...........................   (16.64%)   (3.99%)    7.13%   14.93%    5.20%++

Ratios/supplemental data:
Net assets, end of period (thousands) ..  $11,361    12,653   $11,453  $10,190   $8,433

Ratio of expenses to average net assets:
Before expense reimbursement ...........     2.31%     2.14%     2.17%    2.51%    7.35%+
After expense reimbursement ............     1.40%     1.40%     1.40%    1.40%    1.34%+

Ratio of net investment loss to
   average net assets:
After expense reimbursement ............    (0.80%)   (0.73%)   (0.72%)  (0.78%)  (0.23%)+

Portfolio turnover rate ................    36.67%    63.38%    89.84%  114.39%   18.02%+


*  Commencement of operations.
+  Annualized.
++ Not Annualized.




                       This page intentionally left blank.

                                     Advisor
                             Segall Bryant & Hamill
                        10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606
                                 (312) 474-4122

                                  www.sbhic.com


                                   Distributor
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202


                                    Custodian
                         U.S. Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 Transfer Agent
                         U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701


                             Independent Accountants

                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103



                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94104



                                 PRIVACY NOTICE


The Fund collects non-public information about you from the following sources:


o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.


If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.



                       SEGALL BRYANT & HAMILL MID CAP FUND
                        A Series of Advisors Series Trust

                              For More Information

                Shareholder Services: (Toll-free) 1-877-829-8413

                                  www.sbhic.com

The Statement of Additional  Information (SAI) for the Fund includes  additional
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.


The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask questions, please call Toll-free 1-877-829-8413 or write to the Fund:


                       Segall Bryant & Hamill Mid Cap Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701


The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call (202) 942-8090 for information about the Room's operations.

Reports and other Fund information are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, for duplicating fees, by writing to the SEC's Public Reference Room, Washington, DC 20549-0102 or by electronic request to the following e-mail address: publicinfo@sec.gov.




                                             (The Trust's SEC Investment Company
                                                   Act file number is 811-07959)





                      SEGALL BRYANT & HAMILL MID CAP FUND,
                        a series of Advisors Series Trust
                        10 South Wacker Drive, Suite 2150
                                Chicago, IL 60606
                                 (312) 474-4122


                       Statement of Additional Information


                              Dated August 29, 2003


This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated August 29, 2003, as may be revised from time to time, of the Segall Bryant & Hamill Mid Cap Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Segall Bryant & Hamill (the "Advisor") is the Advisor to the Fund. A copy of the prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling toll free at 1-877-829-8413.

The Fund's financial statements for the fiscal year ended April 30, 2003 are incorporated herein by reference to the Fund's Annual Report dated April 30, 2003. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

                                TABLE OF CONTENTS


The Trust......................................................................3


Investment Objectives and Policies.............................................3

   Preferred Stock.............................................................4
   Convertible Securities and Warrants.........................................4
   Debt Securities.............................................................4
   Risks of Investing in Debt Securities.......................................5
   Short-Term Investments......................................................5
   Foreign Investments and Currencies..........................................7
   Options and Futures Strategies..............................................9
   Forward Currency Contracts.................................................16
   Repurchase Agreements......................................................17
   When-Issued Securities, Forward Commitments and Delayed Settlements........17
   Borrowing..................................................................18
   Lending Portfolio Securities...............................................18
   Short Sales................................................................19
   Illiquid Securities........................................................19
   Investment Restrictions....................................................20

Portfolio Turnover............................................................22

Management....................................................................22

   Compensation...............................................................24
   Board Interest in the Fund.................................................25
   Trust Committees...........................................................26
   Control Persons, Principal Shareholders and Management Ownership...........26
   The Advisor................................................................27
   Service Providers..........................................................31

Distribution of Fund Shares...................................................32

   Distributor................................................................32
   Distribution Plan..........................................................32

Portfolio Transactions And Brokerage..........................................33

Purchase and Redemption of Fund Shares........................................35

   How to Buy Shares..........................................................35
   How to Sell Shares.........................................................36

Anti-Money Laundering Program.................................................37

Proxy Voting Policies and Procedures..........................................37

Net Asset Value...............................................................38

Taxation......................................................................40

Dividends and Distributions...................................................44

Performance Information.......................................................45

   Average Annual Total Return................................................45
   Yield......................................................................47
   Other Information..........................................................48

General Information...........................................................48

Financial Statements..........................................................50

Appendix......................................................................51



                                    THE TRUST

     The Trust is an open-end, management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

     Prior to April 1, 1999, the Fund was called the Segall Bryant & Hamill Growth & Income Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is to seek growth of capital with income as a secondary objective. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund's total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund would be subject to the risk that its performance might be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

     The Fund emphasizes the purchase of common stocks of domestic companies. Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in common stocks with capital growth potential.

     There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the Fund's prospectus as to investment policies of the Fund.


Preferred Stock

     The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the fixed dividends of a bond and the equity ownership of a common stock. Unlike common stock, its participation in the issuer's growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company's business prospect. Preferred stock has priority claim over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

     The Fund may invest in convertible securities and warrants or similar rights. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund maintains a non-fundamental policy that it will not invest in warrants if it will exceed 5% of the value of the Fund's total assets.

Debt Securities

     Because the market value of debt obligations ("bonds") can be expected to vary inversely to changes in interest rates, investing in bonds may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy depends on the Advisor's ability to accurately forecast changes in interest rates. The market value of bonds may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. The Fund may invest in bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's) or BBB by Standard & Poor's Ratings Group ("S&P"), or, if unrated, are deemed to be of comparable quality by the Advisor. Bonds in these rating categories, although considered investment grade, are more likely to have a reduced ability to make principal and interest payments than is the case with higher-grade bonds. If a change in credit quality after purchase by the Fund causes the bond to no longer be investment grade, the Fund will sell the security, if necessary, to keep its holdings of below investment grade securities to 5% or less of the Fund's net assets. Corporate bond ratings are described in the Appendix.

Risks of Investing in Debt Securities

     There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

     Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.

Short-Term Investments

     The Fund may invest in any of the following securities and instruments:

     Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Investment Companies. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     Government Obligations. The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

Foreign Investments and Currencies

     The Fund may invest up to 20% of its total assets in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depositary receipts, purchase and sell foreign currency on a spot or cash basis and enter into forward currency contracts (see "Forward Currency Contracts," below).

     Depositary Receipts. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts (EDRs) and Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Advisor expects that many foreign securities in which the Fund invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is typically higher.

     Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

     In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Advisor's assessment of prevailing market, economic and other conditions.

Options and Futures Strategies

     The Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, interest rate futures contracts, and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

     Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio. In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by the Fund will not exceed 25% of the Fund's net assets. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it segregates cash or liquid high-grade debt obligations that are acceptable to the appropriate regulatory authority.

     The Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter ("OTC"). As the holder of a put option, the Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.

     The Fund receives a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund receives a premium when it writes put options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

     In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

     OTC Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

     The Fund may purchase and write OTC put and call options in negotiated transactions. The staff of the SEC has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. The Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

     The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

     Securities Index Options. In seeking to hedge all or a portion of its investment, the Fund may purchase and write put and call options on securities indices listed on securities exchanges, which indices include securities held in the Fund's portfolio.

     A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

     When the Fund writes an option on a securities index, it will segregate assets in an amount equal to the market value of the option, and will maintain while the option is open.

     Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

     Risks Relating to Purchase and Sale of Options on Stock Indices. Purchase and sale of options on stock indices by the Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices will be subject to the ability of the Adviser to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Advisor is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options, which it had purchased or written, and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it will be the Fund's policy to purchase or write options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indices such as the S&P 500(R) or upon narrow-based stock indices. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

     The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, the Fund will be required to segregate an amount of cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund segregates, with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

     The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund intends to comply with CFTC regulations and interpretations to avoid "commodity pool operator" status.

     Risks of Transactions in Futures Contracts and Options on Futures Contracts. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions, which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indices or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that the Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indices whose movements they believe will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts by the Fund is subject to the ability of the Advisor to predict correctly movements in the direction of interest rates or the market. If the Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio or an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and stock prices increase or interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Risks and Special Considerations of Options on Futures Contracts. The use of options on interest rate and stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Advisor deems it desirable to do so. Although the Fund will enter into an option position only if the Advisor believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

     The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates or market trends by the Advisor, which could prove to be inaccurate. Even if the expectations of the Advisor are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund's ability to make such investments, therefore, may result in an increase in the Fund's portfolio activity and thereby may result in the payment of additional transaction costs.

Forward Currency Contracts

     The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Repurchase Agreements

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act (the "1940 Act").

When-Issued Securities, Forward Commitments and Delayed Settlements

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will designate liquid assets equal to the amount of the commitment. In such a case, the Fund may be required subsequently to designate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will designate assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

         The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

     The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Borrowing

     The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33-1/3% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund is required to designate specific liquid assets with its custodian equal to the amount it has borrowed.

Lending Portfolio Securities

     The Fund may lend its portfolio securities in an amount not exceeding 33% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code (the "Code").

Short Sales

     The Fund is authorized to make short sales of securities. In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the broker retains the proceeds of the short sale, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Fund create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

     The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Investment Restrictions

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund. Except with respect to borrowing, and illiquid securities, changes in values of the Fund's assets will not cause a violation of the following investment restrictions so long as percentage requirements are observed by the Fund at the time it purchases any security.

     As a matter of fundamental policy, the Fund's investment objectives are fundamental.

     In addition, the Fund may not:

     1. Issue senior securities,  borrow money or pledge its assets, except that
(i) the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 33-1/3% of its total assets (including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit the Fund from engaging in options or futures transactions or short sales;

     2. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     3. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

     4. Invest no more than 20% of the value of its total assets in securities issued by foreign companies.

     5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

     7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     The Fund has adopted the following operating (i.e. non-fundamental) investment policies and restrictions, which may be changed by the Board of Directors without shareholder approval:

     1. The Fund will not invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

     2. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

     3. The Fund will not invest in warrants if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's total assets.

     4. The Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     5. The Fund will not invest more than 15% of its net assets in securities, which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Board of Trustees to be liquid).

     6. The Fund may not make any change in the Fund's investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing its shareholders with at least 60 days' prior notice.

     Except for the Fund's policies regarding borrowing and illiquid securities, any investment restriction described in the prospectus and this SAI which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investing considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% portfolio turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage."

--------------------------------------------------------------------------------
                                    Fiscal Year Ended          Fiscal Year
                                      April 30, 2003              Ended
                                                             April 30, 2002
----------------------------------- ------------------- ------------------------
Portfolio Turnover                           36.67%               63.38%
----------------------------------- ------------------- ------------------------

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

     The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

----------------------- ------------- ----------------- ------------------------- -----------------------------------
                                       Term of Office
      Name, Address     Position with   and Length        Principal Occupation
         and Age          the Trust    of Time Served   During Past Five Years        Other Directorships Held
----------------------- ------------- ----------------- ------------------------- -----------------------------------
Independent Trustees of the Trust
---------------------------------------------------------------------------------------------------------------------
George J. Rebhan*       Trustee       Indefinite term   Retired; formerly         Trustee, E*TRADE Funds.
  (born 1934)                         since May 2002.   President, Hotchkis and
2020 E. Financial Way                                   Wiley Funds (mutual
Glendora, CA 91741                                      funds) from 1985 to
                                                        1993.
----------------------- ------------- ----------------- ------------------------- -----------------------------------
James Clayburn LaForce* Trustee       Indefinite term   Dean Emeritus, John E.    Director, The Payden & Rygel
  (born 1927)                         since May 2002.   Anderson Graduate         Investment Group, The
2020 E. Financial Way                                   School of Management,     Metzler/Payden Investment Group,
Glendora, CA 91741                                      University of             PIC Investment Trust, PIC Small
                                                        California, Los Angeles.  Cap Portfolio, PIC Balanced
                                                                                  Portfolio, PIC Growth Portfolio,
                                                                                  PIC Mid Cap Portfolio, BlackRock
                                                                                  Funds, Jacobs Engineering Arena
                                                                                  Pharmaceuticals, Cancervax
----------------------- ------------- ----------------- ------------------------- -----------------------------------
Walter E. Auch*         Trustee       Indefinite term   Management Consultant     Director, Nicholas-Applegate
  (born 1921)                         since February                               Funds, Citigroup Funds, Pimco
2020 E. Financial Way                 1997.                                       Advisors, LLP and Senele Group
Glendora, CA 91741
----------------------- ------------- ----------------- ------------------------- -----------------------------------
Donald E. O'Connor*      Trustee      Indefinite term   Financial Consultant;     Director, The Forward Funds
  (born 1936)                         since February    formerly Executive Vice
2020 E. Financial Way                 1997.             President and Chief
Glendora, CA 91741                                      Operating Officer of
                                                        ICI Mutual Insurance
                                                        Company (until January
                                                        1997).
----------------------- ------------- ----------------- ------------------------- -----------------------------------
George T. Wofford III*  Trustee       Indefinite term   Senior Vice President,    None.
  (born 1939)                         since February    Information Services,
2020 E. Financial Way                 1997.             Federal Home Loan Bank
Glendora, CA 91741                                      of San Francisco.
----------------------- ------------- ----------------- ------------------------- -----------------------------------
Interested Trustee of the Trust
----------------------- ------------- ----------------- ------------------------- -----------------------------------

Eric M. Banhazl**       Trustee       Indefinite term   Interested Trustee,       None.
  (born 1957)                         since February    President of the Trust;
2020 E. Financial Way                 1997.             Senior Vice President,
Glendora, CA 91741                                      U.S. Bancorp Fund
                                                        Services, LLC since
                                                        July, 2001; Treasurer,
                                                        Investec Funds;
                                                        formerly, Executive
                                                        Vice President,
                                                        Investment Company
                                                        Administration,
                                                        LLC, (mutual fund
                                                        administrator
                                                        and the Fund's
                                                        former administrator).
---------------------------------------------------------------------------------------------------------------------
Officers of the Trust
---------------------------------------------------------------------------------------------------------------------
Eric M. Banhazl         President,    Indefinite term   See Above.                See Above.
  (see above)           Trustee       since February
                                      1997.
----------------------- ------------- ----------------- ------------------------- -----------------------------------
Chad E. Fickett         Secretary     Indefinite term   Assistant Vice            None.
  (born 1973)                         since March 2002. President, Compliance &
615 East Michigan St.                                   Administration, U.S.
Milwaukee, WI 53202                                     Bancorp Fund Services
                                                        LLC (since July 2000)
----------------------- ------------- ----------------- ------------------------- -----------------------------------
Douglas G. Hess         Treasurer     Indefinite term   Vice President,           None.
  (born 1967)                         since June 2003.  Compliance &
615 East Michigan St.                                   Administration, U.S.
Milwaukee, WI 53202                                     Bancorp Fund Services,
                                                        LLC (since March 1997)
----------------------- ------------- ----------------- ------------------------- -----------------------------------

*Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
**Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund.

Compensation

     Each Independent Trustee receives $18,000 per year in fees, plus $500 for each meeting attended and is reimbursed for expenses. This amount is allocated among each of the sixteen current portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


                                 Aggregate     Pension or Retirement Estimated Annual Total Compensation
                             Compensation From  Benefits Accrued as    Benefits Upon   from Trust(2) Paid
   Name of Person/Position       the Trust(1)  Part of Fund Expenses    Retirement        to Trustees
--------------------------- ------------------ --------------------- ---------------- -------------------
Walter E. Auch, Trustee           $19,500               None               None             $19,500
--------------------------- ------------------ --------------------- ---------------- -------------------
Donald E. O'Connor, Trustee       $19,500               None               None             $19,500
--------------------------- ------------------ --------------------- ---------------- -------------------
George T. Wofford, III,           $19,000               None               None             $19,000
Trustee
--------------------------- ------------------ --------------------- ---------------- -------------------
George J. Rebhan, Trustee         $19,500               None               None             $19,500
--------------------------- ------------------ --------------------- ---------------- -------------------
James Clayburn LaForce,           $19,000               None               None             $19,000
Trustee
--------------------------- ------------------ --------------------- ---------------- -------------------

(1)  For the fiscal year ended April 30, 2003.
(2) There are currently numerous portfolios comprising the Trust. For the fiscal year ended April 30, 2003, aggregate trustees fees and expenses in the amount of $5,598 were allocated to the Fund.

Board Interest in the Fund

     As of December 31, 2002,  the Trustees  owned the following  amounts in the
Fund:

----------------------- ----------------- --------------------------------------
                                                Aggregate Dollar Range
                                               of Equity Securities in
                         Dollar Range of   all Registered Investment Companies
                        Equity Securities    Overseen by Director in Family
     Name of Director      in the Fund          of Investment Companies
----------------------- ----------------- --------------------------------------

George T. Wofford, III,
Independent Trustee         $1-$10,000              $1-$10,000
James Clayburn LaForce,
Independent Trustee            None                    None
George J. Rebhan,
Independent Trustee            None                    None
Donald E. O'Connor,
Independent Trustee            None                    None
Walter E. Auch,
Independent Trustee            None                    None

Trust Committees

     The Trust has two standing committees: The Audit Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. The Audit Committee met once in the last fiscal year with respect to the Fund.

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee met once in the last fiscal year with respect to the Fund.

Control Persons, Principal Shareholders and Management Ownership

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of July 31, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

--------------------------------- ------------ ------------- -------------------

Name and Address                                             Type of Ownership
                                  # of Shares  % Ownership
--------------------------------- ------------ ------------- -------------------
Charles Schwab & Co.                 725,218        64.73%         Record
101 Montgomery St.
San Francisco, CA 94104

National Financial                   126,932        11.33%         Record
200 Liberty Street, 5th Floor
New York, NY 10281

LaSalle Bank, N.A.                    57,739         5.15%         Record
Omnibus 76
P.O. Box 1443
Chicago, IL 60670-1443


     As of July 31, 2003, one Independent Trustee of the Trust, George T. Wofford, III, beneficially owned shares of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees nor members of their immediately family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate of thereof was a party.

The Advisor

     The  Advisor  is a  Minnesota  partnership  which is 45% owned by  Voyageur
Advisory Services LLC ("Voyageur"), and 45% owned by SBGP Holdings, Inc. ("Holdings"). Voyageur is owned by Dougherty Financial Group LLC. Holdings is 50% owned by Ralph M. Segall and 50% by C. Alfred Bryant, Managing Partners of Segall Bryant & Hamill. The remaining 10% of the Advisor is owned by other employees of the Advisor.

     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

     Under the Advisory Agreement, the Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, SAI, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, SAI, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

         In consideration for the Advisor's services, the Fund pays the Advisor monthly compensation computed daily at a rate of 0.75% of the Fund's net assets for advisory service.

     In addition to the fees for advisory service and administration, the Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares;
brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and SAIs of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Fund is responsible for its own operating expenses. However, the Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table in the Prospectus (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations.

     The Board reapproved the Advisory Agreement at a meeting of the Board of Trustees in December 2002. The Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. The Board of Trustees considered, among other things, that although the proposed advisory fees and total expenses of the Fund were at the high end of the relevant peer group, they were within the ranges of fees and expenses borne by the funds within the peer group, despite the relatively small asset base of the Fund. The Board of Trustees were also provided with a report setting forth the Fund's investment performance during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

     The Advisory Agreement remains in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisor also may terminate the Advisory Agreement on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     The Advisor has also entered into an Operating Expenses Limitation Agreement in which it has agreed to keep the Fund's expenses to a certain minimum (as described in the Fee Table for the Fund). Under the Operating Expenses Limitation Agreement, the Advisor may recapture waived or reimbursed expenses for a five-year period under specified conditions. During the last fiscal year, the Advisor agreed to limit total Fund operating expenses to 1.40% of average net assets annually.

     During the stated fiscal years, the Fund accrued and paid and the Advisor waived the following fees:

--------------------- ------------------- ------------------- ------------------
Advisory Fees          For the Fiscal      For the Fiscal      For the Fiscal
                          Year Ended          Year Ended          Year Ended
                        April 30, 2003      April 30, 2002     April 30, 2001
--------------------- ------------------- ------------------- ------------------
Fees Accrued                 $79,196            $89,058             $83,052
Fees Waived                  $95,676            $88,021             $84,989
                             -------            -------             -------
Net Advisory Fee Paid       -$16,480             $1,037             -$1,937
                            ========             ======             =======
--------------------- ------------------- ------------------- ------------------

     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.


Service Providers

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator") provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

     The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days' written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     During the stated fiscal years, the Fund incurred the following fees payable to the Administrator:

------------------------------- ---------------- --------------- ---------------
                                 For the Fiscal  For the Fiscal   For the Fiscal
                                    Year Ended      Year Ended       Year Ended
Fees Paid to:                     April 30, 2003  April 30, 2002  April 30, 2001
------------------------------- ---------------- --------------- ---------------
U.S. Bancorp Fund Services, LLC       $30,000         $29,999           $30,000
------------------------------------------------ --------------- ---------------

     U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, U.S. Bank, National Association holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund's Distributor are affiliated entities under the common control of U.S. Bancorp.

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 are the independent public accountants for the Fund for the fiscal year ending April 30, 2004 whose services will include auditing the Fund's financial statements and the performance of related tax services.

     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, CA 94105, are legal counsel to the Fund.

                           DISTRIBUTION OF FUND SHARES

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter (the "Distributor") and the general distributor of the shares of the Fund pursuant to a Distribution Agreement, as amended from time to time, between the Distributor and the Trust (the "Distribution Agreement"). The Distribution Agreement was approved by the Board in the manner required by the 1940 Act.

Distribution Plan

     Pursuant to a plan of distribution adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay distribution and related expenses up to 0.25% of its average net assets to the Advisor as distribution coordinator. The Board believes that the Plan benefits the shareholders. Expenses permitted to be paid include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board of Trustees of the Trust.

     The Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Trustees have made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward and (iii) the Trustees make a further determination, at the time any distribution expenses which have been carried forward are submitted for payment, that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders. The Plan provides for the compensation to the Advisor, as Distribution Coordinator, regardless of the Fund's distribution expenses.

     Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually.

     During the stated fiscal year, the Fund paid the following amounts in distribution fees:

-------------------------------- ------------------------------------------
                                             Fiscal year ended
         12B-1 Expense                        April 30, 2003
-------------------------------- ------------------------------------------
Advertising/Marketing                                $2,273
Printing/Postage                                         $0
Payment to distributor                                 $842
Payment to dealers                                  $23,284
                                                    -------
Total                                               $26,399
                                                    =======
-------------------------------- ------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction for the Fund, in accordance with the provisions of Section 28(e) of the 1934 Act, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Board of Trustees will review quarterly the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

     Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     During the stated fiscal years, the Fund paid the following amounts in brokerage commission:

-------------------- --------------- -------------- ---------------
                     For the Fiscal  For the Fiscal For the Fiscal
                        Year Ended     Year Ended     Year Ended
                      April 30, 2003 April 30, 2002 April 30, 2001
-------------------- --------------- -------------- ---------------

Brokerage Commission     $15,825         $23,701        $19,618

-------------------- --------------- -------------- ---------------


                     PURCHASE AND REDEMPTION OF FUND SHARES

     The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

     You may purchase shares of the Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

     The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"). If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day's public offering price. Orders are in proper form only after funds are converted to U.S. funds. Orders paid by check and received by 2:00 p.m., Eastern Time, will generally be available for the purchase of shares the following business day.

     If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

How to Sell Shares

     You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

     Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

     Send a signed letter of instruction to the Transfer Agent, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

     Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services. If you sell shares having a net asset value of $100,000 a signature guarantee is required.

     If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege may be modified or terminated without notice.

     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                          ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                      PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegates the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") which underscore the Advisor's concern that all proxy voting decisions be made in the best interest of the Fund and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The Advisor uses the services of Institutional Shareholder Services ("ISS") to vote proxies. ISS' proxy voting guidelines are used as general guidelines, but each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor's interests and the Fund's interests, the Advisor will resolve the conflict by disclosing the conflict to the Board and obtaining the Board's consent to vote.

In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund's complete proxy voting record for the 12 months period ending June 30. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-877-829-8413 and on the SEC's website at http://www.sec.gov.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m., if the Board decides it is necessary.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund calculates its net asset value per share as of April 30, 2003 is as follows:


                        Net Assets
            ----------------------------------- =      Net Asset Value Per Share
                    Shares Outstanding

                      $11,360,914
           ----------------------------------- =                $10.12
                       1,122,588

     Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine the Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

     Generally, the Fund's investments are valued at market value or, in the absence of a readily available market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

     An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

     Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding tax on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

The Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. In reports and other communications to shareholders or in advertising and sales literature, the Fund may also show the historical performance of other investment vehicles or groups of other mutual funds, and may compare tax equivalent yields to taxable yields. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between the Fund and the various indices and reporting services that may be quoted by the Fund.

Average Annual Total Return

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formulas:

                                         n
                                 P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     Average annual total return computed at the public offering price (net asset value) for shares of the Fund for the fiscal year ended April 30, 2003 are as follows*:

                                             Since Inception
                    One Year                  April 1, 1999

                    -16.64%                       0.89%

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through April 30, 2003. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions):

The  Fund's   quotations  of  average   annual  total  return  (after  taxes  on
distributions) are calculated according to the following formula:

                                        n
                                P(1 + T)  = ATVD


where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended April 30, 2003 was as follows:

                                                Since Inception
                       One Year                  April 1, 1999

                       -16.64%                      -0.78%

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through April 30, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The  Fund's   quotations  of  average   annual  total  return  (after  taxes  on
distributions and redemptions) are calculated according to the following formula:

                                        n
                                P(1 + T) = ATVDR


where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemptions) computed a the public offering price (net asset value) for the Fund for the fiscal year ended April 30, 2003 was as follows:

                                          Since Inception
                 One Year                  April 1, 1999

                 -10.22%                       0.41%

Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through April 30, 2003. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Yield

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                             6
         YIELD = 2 [(a-b + 1)  - 1]
                     ---
                     cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends, and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other Information

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     Advisors Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

     The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Boards of the Trust, the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased by the Fund.

                              FINANCIAL STATEMENTS

     The annual report for the Fund for the fiscal year ended April 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.


                                    APPENDIX
                             Description of Ratings


Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     Plus (+) or Minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.